UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                           CURRENT REPORT Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): November 7, 2005


                              CNB BANCORP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         NEW YORK                        0-7501                14-1709485
----------------------------    ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)


12-24 North Main Street, Gloversville, New York                  12078
-----------------------------------------------                ----------
   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:          (518) 773-7911


                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 7, 2005, the Registrant issued a press release containing financial information and accompanying discussion for the nine and three month periods ended September 30, 2005 and the announcement of the quarterly dividend. A copy of this press releases is furnished as Exhibit 99 to this report on Form 8-K.


Item 9.01 Financial Statements and Exhibits

(a) Not applicable.
(b) Not applicable.
(c) The following exhibits are included with this Report:


Exhibit Number             Exhibit Description
--------------             -------------------
99                         Press Release dated November 7, 2005




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 7, 2005     CNB Bancorp, Inc.


                            /s/ George A. Morgan
                            --------------------------------------------------
                            George A. Morgan
                            Executive Vice President & Chief Financial Officer

                                EXHIBIT INDEX


Exhibit Number             Exhibit Description
--------------             -------------------
99                         Press Release dated November 7, 2005

CNB Bancorp, Inc.                                                   EXHIBIT 99

                      OVER 110 YEARS OF BANKING SERVICE
------------------------------------------------------------------------------
------------------------------------------------------------------------------

WILLIAM N. SMITH, PRESIDENT
GEORGE A. MORGAN, VICE PRESIDENT AND SECRETARY
MICHAEL J. FRANK, TREASURER
BRIAN R. SEELEY, AUDITOR


November 7, 2005                           For additional information, contact
                                           Larry Peck at 518-773-5115



                            FOR IMMEDIATE RELEASE

CNB BANCORP, INC. ANNOUNCES QUARTER AND YEAR-TO-DATE RESULTS AND
QUARTERLY DIVIDEND PAYMENT

GLOVERSVILLE, NY - (BUSINESS WIRE) -

CNB Bancorp, Inc. (OTCBB:CNBI), parent of City National Bank and Trust Company, announced today that diluted earnings per share for the nine months ended September 30, 2005 decreased 41.3% to $0.94 per share, when compared to the first nine months of 2004. The Company reported diluted earnings per share of $1.60 for the first nine months of 2004. Earnings per share on a fully diluted basis for the quarter ended September 30, 2005 decreased 8.7%, to $0.42 per share, when compared to the third quarter of 2004. The Company reported diluted earnings per share of $0.46 for the third quarter of 2004.

William N. Smith, Chairman of the Board and President of CNB Bancorp,
Inc. commented, "These results occurred during a period of non-recurring expenses related to the pending acquisition of the Company by NBT Bancorp, Inc. and the expenses associated with preparing to be in compliance with the provisions Sarbanes-Oxley legislation."

Net income for the first nine months of 2005 totaled $2,143,000 as compared to $3,541,000 for the corresponding period of 2004. The Company's 2005 earnings were negatively impacted during the first nine months as a result of the decrease in net gains on sales and calls of securities available for sale of $175,000 and an increase in other expenses of $2,246,000. This was partially offset by an increase in net interest income of $29,000, a reduction in the provision for loan losses of $230,000 and a lower provision for income taxes of $682,000 when compared to the first nine months of 2004. The increase in other expenses primarily relates to additional operating expenses related to the two branches acquired from HSBC BANK USA on July 30, 2004, expenses associated with the planned acquisition of the Company by NBT Bancorp, Inc. and expenses incurred in preparing to comply with the provisions of Sarbanes-Oxley legislation. The higher salaries and employee benefits were also due to normal salary adjustments, higher pension expense and increases in medical insurance premiums. Net income for the third quarter of 2005 declined $43,000 to $982,000 as compared to $1,025,000 for the corresponding period of 2004. The primary reason for this decline was a decrease in the net interest income of $169,000. A reduction in the provision for loan losses and other expenses offset some of the decline in the net interest income.

Mr. Smith said the lower results for the nine month period ended September 30, 2005 were also impacted by a decrease in the net interest margin, fully tax effected, from 3.99% for 2004 as compared to 3.84% for 2005. The lower net interest margin was offset by an increase in the average earning assets over the interest-bearing liabilities of $8.3 million from the first nine months of 2004 to 2005 resulting in a net increase in the net interest income of $29,000. For the quarter ended September 30, 2005 the net interest margin, fully tax effected, decreased to 3.83% as compared to 3.96% for the same period of 2004. Average earning assets decreased by $5.3 million over the prior year period while interest bearing liabilities decreased by $11.9 million providing a decrease in the net interest income of $169,000.

The Company's total assets were $404,141,000 at September 30, 2005, or 4.3% below the $422,169,000 at December 31, 2004. Loans outstanding at September 30, 2005 were $200,529,000, up 6.4% from $188,535,000 at December 31, 2004.
Commercial lending was primarily responsible for this increase with total outstandings increasing $7,211,000. Consumer mortgages increased $2,047,000 and installment lending increased $2,736,000 during the first nine months of 2005. Securities available for sale decreased from $189,176,000 at December 31, 2004 to $159,379,000 at September 30, 2005, a decrease of 15.8%. Funds from securities sold, maturities and paydowns on mortgage-backed securities have been used to fund loan growth and reduce borrowings at the Federal Home Loan Bank. Deposits at September 30, 2005 were $329,799,000, a decrease of 0.6% from $331,634,000 at December 31, 2004. Increases in Demand, Certificates and Time Deposits of $100,000 or more and Other Time Deposits were more than offset by the decline in Regular Savings, NOW and Money Market Accounts during the first nine months of 2005. Depositors are beginning to move money out of savings and money market accounts and investing these funds in certificates of deposit as short term rates have been rising due to recent increases by the Federal Reserve Bank.

Stockholders' equity at September 30, 2005 was $40,987,000 as compared to $40,021,000 at December 31, 2004. This resulted in an equity to total assets ratio of 10.1% at September 30, 2005 an increase from 9.5% at December 31, 2004. This ratio compares very favorably with the regulatory minimum guideline of 4.0%.

At a meeting of the Board of Directors held on October 31, 2005, a cash dividend of $.21 per share was declared. The dividend will be paid November 21, 2005 to shareholders of record as of November 14, 2005. The quarterly dividend of $.21 per share represents an increase of 5.0% compared to the fourth quarter of 2004.




CNB Bancorp, Inc. is a financial holding company with its principal office in Gloversville, New York. The Company operates two subsidiaries: City National Bank and Trust Company, which provides a full range of personal and commercial banking products as well as personal and business trust services; and Hathaway Insurance Agency, Inc., which provides general insurance services.

This news release may be deemed to include forward-looking statements, such as statements that relate to financial goals, business outlook and credit quality. Actual results could differ materially from those indicated by these statements. CNB Bancorp's 2004 Annual Report to Shareholders and 2004 and 2005 periodic reports to the SEC, including the section of the Annual Report of Form 10-K for the year ended December 31, 2004 captioned "Forward-Looking Information," contain additional information about factors that could affect actual results.




                     CITY NATIONAL BANK AND TRUST COMPANY
                  P.O. Box 873, GLOVERSVILLE, NEW YORK 12078
                   PHONE (518) 773-7911 FAX (518) 725-2730